JPMorgan Multi-Manager Small Cap Growth Fund
and
JPMorgan Multi-Manager Small Cap Value Fund
each a series of

J.P. Morgan Fleming Series Trust

Supplement dated March 29, 2007 to the Funds’
Prospectus dated November 1, 2006

Effective immediately, Joel Levin will no longer serve as the “manager of managers” portfolio manager to the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund (together, the “Funds”). Accordingly, the fourth paragraph under “The Funds’ Management and Administration — The Funds’ Investment Adviser and Subadvisers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

JPMIM serves as the “manager of managers” for the Funds and has responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees subadvisers to manage the Assets of the Funds; (ii) reviews the Funds’ portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Funds’ compliance with their investment objectives, investment strategies, policies and restrictions. Jaime Pallai, Associate at JPMIM, is the portfolio manager primarily responsible for providing these services to the JPMorgan Multi-Manager Small Cap Value Fund and the JPMorgan Multi-Manager Small Cap Growth Fund. In addition to her portfolio management role, Ms. Pallai is a due diligence analyst responsible for researching, selecting and monitoring investment managers for the JPMorgan Private Bank. Ms. Pallai has been with JPMorgan Chase and its affiliates for over 5 years. Ms. Pallai holds the designation of Chartered Financial Analyst.

The following paragraphs are also hereby added to the “How Your Account Works — Purchasing Fund Shares” section of the Prospectus:

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTI-307